                   SENIOR SUBORDINATED SECURED PROMISSORY NOTE


            SUBJECT TO THAT CERTAIN SUBORDINATION AND INTERCREDITOR
             AGREEMENT EXECUTED BY AND AMONG COAST BUSINESS CREDIT,
       MERCURY PARTNERS, LLC, AND NEW IMAGE INDUSTRIES, INC., DATED AS OF
                                  MAY 22, 1996



$500,000                                                   San Diego, California
"Note Date": May 24, 1996


FOR VALUE RECEIVED, NEW IMAGE INDUSTRIES, INC., a Delaware corporation ("Borrower") promises to pay to Mercury Partners, LLC ("Payee") at 1110 Santa Monica Blvd., Suite 2020, Los Angeles, California 90025, or such other place as Payee may designate from time to time by written notice to Borrower, in lawful money of the United States, the principal sum of Five Hundred Thousand Dollars ($500,000) with interest at the rate of ten percent (10.0%) per annum.

     1.   PAYMENTS.

          1.1 Commencing on August 1, 1996 and on each August 1, November 1, February 1 and May 1 thereafter until this Note has been paid in full, payments of interest only shall be payable. If not paid when due, such interest not paid shall be added to principal and shall bear interest at the rate of ten percent (10.0%) per annum.

          1.2 If not sooner paid, the entire unpaid principal balance, together with any accrued and unpaid interest shall be due and payable on May 24, 1998 ("MATURITY DATE").

     2.   SUBORDINATION CLAUSES.

          2.1 SENIOR DEBT. This Note shall be subordinate to the obligations of Borrower to Coast Business Credit, a division of Southern Pacific Thrift & Loan Association ("Coast") under that certain Amended and Restated Loan and Security Agreement dated as of May 22, 1996 ("Senior Debt"), subject to the terms of that certain Intercreditor Agreement among Borrower, Payee and Coast of even date herewith (the "Intercreditor Agreement").

          2.2 DEFAULT ON SENIOR DEBT. No interest or principal payment shall be paid under this Senior Subordinated Secured Promissory Note ("Note") while Borrower is in default for failure to make any payment due under any of the Senior Debt.

     3. SECURITY. This Note is secured by a Security Agreement of even date herewith ("Security Agreement") granting a security interest in certain collateral described in the Security Agreement. The Security Agreement contains provisions for acceleration of the maturity of the obligations under this Note and the Security Agreement on the occurrence of certain described events. This Note and the Security Agreement, and any other documents or instruments evidencing or securing the loan evidenced by this Note, as the same may be modified supplemented or amended from time to time in accordance with their respective terms, are hereinafter referred to as the "Loan Documents."

     4. DEFAULTS; REMEDIES. All principal, interest or other sums remaining unpaid under this Note and the Security Agreement shall, at Payee's option, become immediately due and payable upon the expiration of 120 days after notice is provided to Borrower of the occurrence of any of the following events (each, an "Event of Default"):

          4.1 The failure of Borrower to pay in full, within ten (10) days from the date due, any payment of principal, interest or other sum due under this Note;

          4.2 The occurrence or happening of any Event of Default as defined in the Security Agreement; or

          4.3 The occurrence or happening of a default in any payment obligations under any of the Senior Debt.

     The failure of Payee to exercise any remedy provided hereunder or under the Security Agreement shall not constitute a waiver of the right to exercise the same or any other remedy. The acceptance by Payee of any payment hereunder which is less than the payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies. Upon default in payments due hereunder, the principal amount of this Note and all accrued interest shall bear interest at the rate of twelve percent (12.0%) per annum until such default is cured.

     5. PREPAYMENT. Borrower may prepay this Note in whole or in part upon five (5) days prior notice at any time without penalty.

     6. APPLICATION OF PAYMENTS. All payments received shall be applied first to accrued interest then due, then to principal.

     7.   NON-NEGOTIABLE.  This Note is non-negotiable.

     8. WAIVERS. Borrower waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder may be extended from time to time, all without in anyway affecting the liability of Borrower. The right to plead any and all statutes of limitations as a defense to any demand on this Note or any and all obligations or liabilities arising out of or in connection with this Note is expressly waived by Borrower to the fullest extent permitted by law. No extension of the time for the payment of this Note, or any installment hereof, made by agreement by Payee with any person now or hereafter liable for the payment of this Note shall affect the original liability under the terms of this Note by Borrower even if Borrower is not a party to such agreement.

     9. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California.


EXECUTED as of the Note Date.


                              BORROWER:

                              New Image Industries, Inc.,
                              a Delaware corporation



                              By:  /s/ Harold R. Orr
                                  ------------------------------------
                                   Harold R. Orr
                                   Chief Financial Officer

                   EXERCISABLE ONLY ON OR BEFORE MAY 24, 2001

                           NEW IMAGE INDUSTRIES, INC.
                          COMMON STOCK PURCHASE WARRANT

                  VOID AFTER MAY 24, 2001 OR SUCH EARLIER TIME
                       AS THE WARRANT EXPIRES BY ITS TERMS

              WARRANT TO PURCHASE 80,000 SHARES OF COMMON STOCK OF
       NEW IMAGE INDUSTRIES, INC. AT AN EXERCISE PRICE OF $3.06 PER SHARE


THESE SECURITIES HAVE BEEN ISSUED UNDER EXEMPTIONS FROM APPLICABLE STATE AND FEDERAL SECURITIES LAWS AND REGULATIONS, AND MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER WOULD BE EXEMPT FROM APPLICABLE STATE AND FEDERAL SECURITIES LAWS AND REGULATIONS OR THE TRANSFER IS MADE UNDER AN EFFECTIVE REGISTRATION STATEMENT THAT IS NOT SUBJECT TO A STOP ORDER. THIS DOCUMENT CONTAINS OTHER RESTRICTIONS ON TRANSFER, AS WELL.

1. CERTIFICATE OF ENTITLEMENT. This certifies that Mercury Partners, LLC, a California limited liability company, being herein called the "REGISTERED HOLDER", is entitled to purchase (the "WARRANTS"), at any time on or before May 24, 2001 (the "EXPIRATION DATE"), 80,000 "WARRANT SHARES," each Warrant Share consisting of one share of fully paid Common Stock, $0.001 par value ("Common Stock"), of NEW IMAGE INDUSTRIES, INC. (the "COMPANY") , as such stock is constituted at the date of this Warrant Agreement (but the shares included in a Warrant Share may be adjusted from time to time as stated below), at the price of $3.06 per Warrant Share, by surrendering this Common Stock Purchase Warrant ("WARRANT AGREEMENT"), with the purchase form included herein, at the executive office of the Company at 2283 Cosmos Court, Carlsbad, California 92009, and by paying in full the Exercise Price (as defined below) for the Warrant Shares as to which this Warrant Agreement is exercised, and upon compliance with and subject to the conditions set forth herein.

2.   EXERCISE PRICE, DURATION AND TRANSFER AND EXERCISE OF WARRANTS

     2.1 EXERCISE PRICE. The Registered Holder, subject to the provisions of this Agreement, is entitled to purchase from the Company the number of Warrant Shares above, as such Warrant Shares are constituted on the date the Warrants evidenced hereby are exercised, at the price of $3.06 per Warrant Share (the "WARRANT EXERCISE PRICE or WARRANT PRICE"), payable in full at the time such Warrants are exercised. The Warrant Exercise Price shall be adjusted from time to time upon the adjustment of the number of shares that may be purchased upon the exercise of all Warrants issued pursuant to this Warrant Agreement in accordance with Paragraph 3 hereof, so that the aggregate of the Warrant Exercise Price paid and payable upon the exercise of all Warrants issued under this Warrant Agreement shall not exceed the amount equal to $3.06 multiplied by the original number of Warrant Shares.

     2.2 DURATION. The Warrants granted under this Warrant Agreement expire on the earlier of (i) May 24, 2001 or (ii), after May 24, 1998, the thirtieth
(30th) trading day (on a United States exchange or quotation system on which the Common Stock of the Company is traded) following the date on which the Company gives written notice to the Registered Holder that the last sales price on each of the twenty (20) consecutive trading days was Eight Dollars ($8.00) per share or higher, adjusted for the payment of dividends on the Common Stock in shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling the registered holder to receive Common Stock), subdivision of the outstanding Common Stock into a greater number of shares of Common Stock or combination of the outstanding Common Stock into a smaller number of shares of Common Stock; and no attempted exercise of such Warrants after that date shall have any effect ("EXPIRATION DATE").

     2.3  TRANSFER AND EXERCISE.

          2.3.1 The Company shall keep, at its executive office a register, in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Warrants at the time of issuance thereof and shall transfer Warrants so registered as provided in this Warrant Agreement. Subject to Paragraph 2.3.7, upon surrender for transfer of any Warrant at such office, the Company shall execute and deliver to the name of the transferees a new Warrant Agreement or Agreements evidencing Warrants to purchase a like number of Warrant Shares. All Warrant Agreements presented for transfer or exchange shall (if required by the Company) be Duly Endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company Agreement duly executed by the Registered Holder or his or her attorney duly authorized. For purposes of this Warrant Agreement, the term "DULY ENDORSED" shall mean duly endorsed in blank by the Person or Persons in whose name a Warrant Agreement is registered or accompanied by a duly executed assignment separate from the Warrant Agreement with the signatures thereon guaranteed by a commercial bank, trust company or other financial institution of nationally recognized standing in the United States.

          2.3.2 Subject to Paragraph 2.3.8, a Registered Holder is entitled to exercise his or her Warrants, in whole or in part, at any time, or from time to time commencing on the date of issuance, upon written notice to the Company, until 5:00 p.m. Pacific time on the Expiration Date or, if such day is not a Business Day, then until 5:00 p.m. Pacific time on the next succeeding day that shall be a Business Day by presenting and surrendering his Warrant Agreement to the Company at the executive office of the Company, with the Exercise Subscription Form set forth herein, duly executed and accompanied by proper payment, of the Warrant for the number of Warrant specified in such form, all subject to the terms and conditions of this Warrant Agreement. At the option of the Registered Holder, the Exercise Price may be paid in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by any combination of cash or such check or in the manner provided in Paragraph 4.5. For purposes of this Warrant Agreement, the term "BUSINESS DAY" shall mean any day except a Saturday, Sunday or other day on which commercial banks in San Diego, California are authorized by law to close.

          2.3.3 Subject to Paragraph 2.3.7, upon surrender of any Warrant Agreement in conformity with the provisions of this Warrant Agreement, the Company shall transfer to the Registered Holder under such Warrant Agreement appropriate evidence of ownership of any Warrant Shares to which the Registered Holder is entitled, registered or otherwise placed in, or payable to the order of the Registered Holder, and shall deliver such evidence of ownership, together with an amount in cash in lieu of any fraction of a Warrant Share as provided in Paragraph 3.3 below.

          2.3.4 If a Registered Holder exercises fewer than all of the Warrants evidenced by such Registered Holder's Warrant Agreement, such Warrant Agreement shall be surrendered to the Company and a new Warrant Agreement of the same tenor evidencing such Registered Holder's remaining Warrants shall be executed by the Company. The Company shall register such new Warrant Agreement in the name of such Registered Holder and deliver the new Warrant Agreement to such Registered Holder.

          2.3.5 The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed in respect of, the issue or delivery of any Warrant Shares issuable upon the exercise of any Warrant. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of a certificate for Warrant Shares in any name other than that of a Registered Holder of a Warrant, and in such case the Company shall not be required to issue or deliver any such stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that such tax or other charge is not due.

          2.3.6 Each Person in whose name any such certificate for Warrant Shares is issued shall for all purposes be deemed have become the holder of record of the Warrant Shares represented thereby on the date on which the Warrant Agreement was surrendered and payment of the purchase price and any applicable taxes was made irrespective of the date of issue or delivery of such certificate except that if the date of such surrender and payment is a date when the stock transfer books of the Company for the Warrant Shares are closed, such Person shall be deemed to have become the holder of such shares on the next succeeding date on which such stock transfer books are open. The Company will not close such stock transfer books at any one time for a period longer than 20 days.

          2.3.7 Notwithstanding any provision hereof to the contrary, no Registered Holder may sell, transfer, hypothecate or encumber (a "TRANSFER") any of the Warrants represented by this Warrant Agreement or any interest in this Warrant Agreement without the prior written consent of the Company. The Company shall consent to any such Transfer upon being provided at the cost and expense of the Registered Holder, reasonable assurances that such Transfer does not violate any applicable securities law or regulation, which assurances may include, at the option of the Company, an opinion of counsel to the Registered Holder (which counsel shall be reasonably approved by the Company) provided at the expense of the Registered Holder that the Transfer may be made pursuant to an exemption from applicable securities laws and regulations or a registration statement that is then effective and not subject to any stop order. Notwithstanding any provision herein to the contrary, transfer without consideration to an inter vivos revocable trust where the Registered Holder has the right to revoke the trust insofar as the interest to be transferred is concerned shall not be deemed to constitute a Transfer.

          2.3.8 Notwithstanding any provision hereof to the contrary, no Registered Holder may exercise any of the Warrants represented by this Warrant Agreement without the prior written consent of the Company. The Company shall consent to any such exercise upon being provided at the cost and expense of the Company, reasonable assurances that such exercise does not violate any applicable securities law or regulation, which assurances may include at the option of the Company an opinion of counsel to the Registered Holder (which counsel shall be reasonably approved by the Company) provided at the expense of the Company that the exercise may be made pursuant to an exemption from applicable securities laws and regulations or a registration statement that is then effective and not subject to any stop order.

3.   ADJUSTMENTS IN WARRANT SHARES; FRACTIONAL SHARES

     3.1 ANTI-DILUTION PROVISIONS. The number of Warrant Shares which may be purchased upon the exercise hereof shall be subject to change or adjustment as follows:

           3.1.1 STOCK DIVIDENDS, SUBDIVISIONS, COMBINATIONS. In case the Company shall (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling the registered holder to receive Common Stock),
(ii) subdivide the outstanding Common Stock into a greater number of shares of Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon exercise of any Warrant immediately prior to the record date fixing shareholders to be affected by such event shall be adjusted so that the Registered Holder shall thereafter be entitled to receive that kind and number of shares of Common Stock or other securities of the Company that the Registered Holder would have owned or have been entitled to receive after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph 3.1.1 shall become effective (i) immediately after the record date in the case of a dividend or distribution and
(ii) immediately after the effective date in the case of a subdivision or combination. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of shares of Common Stock issuable upon exercise of a Warrant then in effect shall be required by reason of the taking of such record. No adjustment shall be made under this Paragraph 3.1.1 unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock or other securities of the Company that the Registered Holder would have owned or have been entitled to receive had the Warrant been exercised, provided however, that any adjustments which by reason of this sentence are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and all calculations shall be made to the nearest one-hundredth of a share. The Warrant Exercise Price per Warrant Share purchasable upon exercise of any Warrant shall be subject to adjustment from time to time as follows: upon each adjustment of the number of Warrant Shares purchasable pursuant to this Section 3.1, the Warrant Exercise Price shall be reduced or increased, as the case may be, to a price determined by dividing the aggregate Warrant Exercise Price of all Warrant Shares in effect prior to such adjustment by the total maximum number of Warrant Shares purchasable upon the exercise of all Warrants immediately after such adjustment.

          3.1.2 REORGANIZATION OR RECLASSIFICATION. In case of any capital reorganization or any reclassification of the capital stock of the Company (whether pursuant to a merger or consolidation or otherwise), each Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property receivable upon such capital reorganization or reclassification of capital stock, as the case may be, by a holder of


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


the number of shares of Warrant Shares into which the Warrant was exercisable immediately prior to such capital reorganization or reclassification of capital stock; and, in any case, appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Registered Holder of any Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of the Warrant.

          3.1.3 NOTICE. In the event that the Company shall propose at any time to effect any transaction of the type described in Subsections 3.1.1 and
3.1.2 above or take any similar extraordinary corporate action affecting the Company's capital stock (including but not limited to the transfer of substantially all of the Company's assets), then, in connection with each such event, the Company shall send notice thereof to all Registered Holders at least 20 days prior to the earlier of (i) the date on which such event is to become effective, (ii) the record date for the shareholders affected by such event, or
(iii) the first date on which the Company intends to effect any such transaction, in each case specifying in reasonable detail what the transaction or event consists of and, if applicable, the aggregate amount or value of any cash or property proposed to be distributed, paid, purchased or received by the Company in connection therewith.

          3.1.4     ADJUSTMENT UPON ISSUANCE OF SECURITIES.

               i. If the Company shall issue any Common Stock (other than "Excluded Stock," as defined below, or subdivisions, split-ups, combinations or dividends, which are covered by subparagraphs 3.1.1 or 3.1.2), for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Common Stock, the Warrant Price in effect immediately after such issuance shall be adjusted, concurrent with such issue (except as provided in this subparagraph i), to a price equal to the quotient obtained by dividing:

                    (A)  an amount equal to the sum of

                         (x)  the total number of shares of Common Stock
outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of this subparagraph i and to subparagraph ii below) immediately prior to such issuance multiplied by the Warrant Price in effect immediately prior to such issuance (or higher price for which such shares of Common Stock were actually issued), plus

                         (y)  the consideration received by the Company upon
such issuance, by

                    (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (3) of this subparagraph i and to subparagraph ii below) immediately after the issuance of Common Stock.

                         (1)  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting any discounts or commissions paid or incurred by the Company in connection with the issuance and sale thereof.

                         (2)  In the case of the issuance of Common Stock for a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, in accordance with generally accepted accounting principles; provided, however, that if, at the time of such determination, the Company's Common Stock is traded in the over-the-counter market or on a national or regional securities exchange, such fair market value, as determined by the Board of Directors of the Company, shall not exceed the aggregate "Current Market Price" (as defined below) of the shares of Common Stock being issued.

                         (3)  In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock (other than Excluded Stock),
(ii) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock), or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:


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


                              (A)  The aggregate maximum number of shares of
Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (1) and (2) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                              (B)  The aggregate maximum number of shares of
Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (1) and (2) above).

                              (C)  Upon any change in the number of shares of
Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities, other than a change resulting from the antidilution provisions of such options, rights or securities, the Warrant Price shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustment made upon (i) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change or (ii) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change.

                    (C) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price shall forthwith be readjusted to such Warrant Price as would have obtained had the adjustment made upon the issuance of such options, rights, convertible or exchangeable securities or options or rights related to such convertible or exchangeable securities, as the case may be, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such convertible or exchangeable securities or upon the exercise of the options or rights related to such convertible or exchangeable securities, as the case may be.

               ii. "Excluded Stock" shall mean (a) up to 1,200,000 shares of Common Stock issuable at a price below the Warrant Price under any employee, consultant or Director inventive arrangement or plan adopted by the Board of Directors of the Company, (b) shares of Common Stock issued in connection with the acquisition of Insight Imaging Systems, Inc. by the Company, and (c) up to 700,000 shares of Common Stock in a private placement or placements prior to July 31, 1996 provided that the private placement issuance price of such shares is not less than $3.00 per share. All shares of Excluded Stock or stock dividends, subdivisions, split-ups, combinations or dividends which are covered by subparagraphs 3.1.1 or 3.1.2 shall be deemed to be outstanding for all purposes of the computations of subparagraph 3.1.4.i above.

          3.1.5 ADJUSTMENT OF EXERCISE PRICE. The Warrant Exercise Price per Warrant Share purchasable upon exercise of any Warrant shall be subject to adjustment from time to time as follows: upon each adjustment of the number of Warrant Shares purchasable pursuant to this Section 3.1, the Warrant Exercise Price shall be reduced or increased, as the case may be, to a price determined by dividing the aggregate Warrant Exercise Price of all Warrant Shares in effect prior to such adjustment by the total maximum number of Warrant Shares purchasable upon the exercise of all Warrants immediately after such adjustment.

     3.2 CONSOLIDATION, MERGER, OR SALE OF ASSETS. In addition to any other rights of Registered Holders set forth herein, in case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding securities as to which Warrants may then be exercised) or any sale or transfer of all or substantially all of the assets of the Company to the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, all Registered Holders shall have the right thereafter to exercise their Warrants for the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by a holder of the number of securities as to which Warrants may then be exercised for which their Warrants may have been exercised immediately prior to such consolidation, merger, sale or transfer. Adjustments for events subsequent to the effective date of such a consolidation, merger and sale of assets shall be as nearly equivalent as may be practicable to the adjustments provided for in this Agreement. In any such event, effective provisions shall be made in the certificate or articles of incorporation of the resulting or surviving corporation, in any contract of sale, conveyance, lease or transfer, or otherwise so that the provisions set forth herein for the protection of the rights of the Registered Holders shall thereafter continue to be applicable; and any such resulting or surviving corporation shall expressly assume the obligation to deliver, upon exercise, such shares of stock, other securities, cash and property. The provisions of this Paragraph 3.2 shall similarly apply to successive consolidations, mergers, sales, leases or transfers.

     3.3 FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

4.   OTHER PROVISIONS RELATING TO THE RIGHTS OF REGISTERED HOLDERS OF WARRANTS

     4.1 RIGHTS OF REGISTERED HOLDERS. Prior to the exercise of any Warrant, a Registered Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company including, without limitation, the right to vote, to receive dividends or other distributions or to receive any notice of meetings of shareholders or any notice of any proceedings of the Company, except as may be specifically provided for herein.

     4.2 ASSIGNMENT OR TRANSFER. Subject to Paragraph 2, a Warrant is transferable by the Registered Holder thereof by surrendering for transfer at the executive office of the Company, this Warrant Agreement and the Assignment Form, Duly Endorsed. Thereupon, one or more new Warrant Agreements evidencing the transferred Warrants of authorized denominations will be issued to the designated transferee or transferees, and, if necessary, a new Warrant Agreement evidencing warrants not transferred will be issued to the original Registered Holder. In any event, Warrants may not be sold, assigned, pledged or otherwise transferred except in compliance with the Securities Act of 1933, as amended, if applicable, and transfer or assignment may only be made in compliance with the other terms of this Warrant Agreement.

     4.3 RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of any Warrant such number of its authorized but unissued shares or other securities of the Company from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid, free and clear of all liens, security interests and charges.

     4.4 DUE AUTHORIZATION AND ISSUANCE OF STOCK WARRANT AND SHARES. The Company covenants and agrees that this Warrant and all shares of its Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof. The Company further covenants and agrees that during the period within which the rights represented by this Stock Warrant may be exercised, the Company will at all times have authorized and reserved, free of preemptive or other rights, for the exclusive purpose of issuance upon exercise of the rights provided under this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented herein.

     4.5 CASHLESS EXERCISE. The Holder may also exercise this Warrant in whole or in part in a "cashless" or "net-issue" exercise of this Warrant. In such event, the Holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the Holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the Holder and for the shares as to which the Warrant is being surrendered. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price (as defined below). The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. As an example of the foregoing, if the Warrant Exercise Price is $0.3125 per share, the Current Market Price is $0.9375 per share, and the Warrant were exercised in full, the Company would deliver 333,333 shares of the Company's Common Stock to the Holder and the Warrant would be surrendered with respect to the remaining 166,667 shares. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent), or in the example in the preceding sentence $0.32. "CURRENT MARKET PRICE," for purposes of this Warrant Agreement shall be deemed to be the average closing price for the last actual trade on a United States exchange or quotation system on which the Common Stock is traded during the most recent five trading days on which shares were actually traded.

     4.6 REGISTRATION RIGHTS. See Exhibit "A," incorporated herein by reference.


5.   GENERAL PROVISIONS.

     5.1 NOTICES. Unless otherwise specifically permitted by this Warrant Agreement, all notices or other communications required or permitted under this Warrant Agreement shall be in writing, and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or sent by telecopy, provided that the telecopy cover sheet contain a notation of the date and time of transmission, and shall be deemed received: (i) if personally delivered, upon the date of delivery to the address of the person to receive such notice, (ii) if mailed in accordance with the provisions of this paragraph, two (2) business days after the date placed in the United States mail, (iii) if mailed other than in accordance with the provisions of this paragraph or mailed from outside the United States, upon the date of delivery to the address of the person to receive such notice, or (iv) if given by telecopy, when sent. Notices shall be given at the following addresses:

     If to the Company:

          New Image Industries, Inc.
          2283 Cosmos Court
          Carlsbad, California
          Attention:  Corporate Secretary
          Telecopier:  (619) 930-9999

     With a copy to:

          Higgs, Fletcher & Mack LLP
          401 West "A" Street, Suite 2000
          San Diego, California  92101
          Attention:  Franklin T. Lloyd, Esq.
          Telecopier:  (619) 696-1410

     If to the Registered Holder:

          Mercury Partners
          11100 Santa Monica Blvd., Suite 2020
          Los Angeles, CA  90025
          Attention:  Brad de Koning
          Telecopier:  (310) 444-3848

     5.2 COMPLETE AGREEMENT; MODIFICATIONS. This Warrant Agreement and written agreements, if any, entered into concurrently herewith (i) constitute the parties' entire agreement, including all terms, conditions, definitions, warranties, representations, and covenants, with respect to the subject matter hereof, (ii) merge all prior discussions and negotiations between or among any or all of them as to the subject matter hereof, and (iii) supersede and replace all terms, conditions, definitions, warranties, representations, covenants, agreements, promises and understandings, whether oral or written, with respect to the subject matter hereof. Any provision of this Warrant may be amended or waived if, and only if, such amendment or waiver is in writing and signed, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provide shall be cumulative and not exclusive of any rights or remedies by law. Any amendment, alteration, or modification requiring the signature of more than one party may be signed in counterparts.

     5.3 FURTHER ACTIONS. Each party agrees to perform any further acts and execute and deliver any further documents reasonably necessary to carry out the provisions of this Warrant Agreement.

     5.4 ASSIGNMENT. Neither party may assign its rights under this Warrant Agreement without the prior written consent of the other party hereto.

     5.5 SUCCESSORS AND ASSIGNS. Except as explicitly provided herein to the contrary, this Warrant Agreement shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns.

     5.6 SEVERABILITY. If any portion of this Warrant Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law if enforcement would not frustrate the overall intent of the parties (as such intent is manifested by all provisions of the Warrant Agreement, including such invalid, void, or otherwise unenforceable portion).

     5.7 EXTENSION NOT A WAIVER. No delay or omission in the exercise of any power, remedy, or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     5.8 TIME OF ESSENCE. Time is of the essence of each and every term, condition, obligation and provision hereof.

     5.9 NO THIRD PARTY BENEFICIARIES. This Warrant Agreement and each and every provision hereof is for the exclusive benefit of the parties hereto and not for the benefit of any third party.

     5.10 ATTORNEYS' FEES. Should any litigation (including any proceedings in a bankruptcy court) or arbitration be commenced between the parties hereto or their representatives concerning any provision of this Warrant Agreement or the rights and duties of any person or entity hereunder, the party or parties prevailing in such litigation or arbitration shall be entitled, in addition to such other relief as may be granted, to the attorneys' fees and court or arbitration costs incurred by reason of such litigation or arbitration, including attorneys' and experts' fees incurred in preparation for or investigation of any matter relating to such litigation or arbitration.

     5.11 HEADINGS. The headings in this Warrant Agreement are inserted only as a matter of convenience, and in no way define, limit, or extend or interpret the scope of this Warrant Agreement or of any particular provision hereof.

     5.12 REFERENCES. A reference to a particular paragraph of this Warrant Agreement shall be deemed to include references to all subordinate paragraphs, if any.

     5.13 COUNTERPARTS. This Warrant Agreement may be signed in multiple counterparts with the same force and effect as if all original signatures appeared on one copy; and in the event this Agreement is signed in counterparts, each counterpart shall be deemed an original and all of the counterparts shall be deemed to be one agreement.

     5.14 APPLICABLE LAW. This Warrant Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of May 24, 1996.

                              NEW IMAGE INDUSTRIES, INC.



                              By:   /s/ Harold R. Orr
                                   -----------------------------------
                              Its:  CFO
                                   -----------------------------------



                              MERCURY PARTNERS, LLC



                              By:
                                   -----------------------------------
                              Its:
                                   -----------------------------------

                           EXERCISE SUBSCRIPTION FORM

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                   DESIRING TO EXERCISE THE WITHIN WARRANTS OF

                           NEW IMAGE INDUSTRIES, INC.

     Capitalized terms used but not defined herein shall have the meaning assigned to them in the within Warrant Agreement between NEW IMAGE INDUSTRIES, INC. and MERCURY PARTNERS dated as of May 24, 1996.

     The undersigned Registered Holder hereby exercises __________________ Warrants evidencing the right to purchase shares of the Warrant Shares covered by the within Warrant Agreement, according to the conditions thereof.

     The undersigned Registered Holder herewith makes payment in full of the Warrant Exercise Price on such shares of (i) $___________________ in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by any combination of such cash or check and/or (ii) _________ shares of NEW IMAGE INDUSTRIES, INC. Common Stock pursuant to the "Cashless Exercise" provisions of Paragraph 4.5 of the Warrant Agreement. In the case of payment pursuant to the foregoing clause (ii), the undersigned Registered Holder hereby agrees that the number of shares to be delivered to the Registered Holder pursuant to this exercise is ____________ and that the Warrant will continue to be exercisable for _________ shares, subject to adjustment, if any, under Paragraph 4.5 based upon the Current Market Value of the shares.

     [The Undersigned Registered Holder has hereby exercised fewer than all the Warrants evidenced by the within Warrant Agreement and, therefore, requests that a new Warrant Agreement evidencing the remaining Warrants evidenced by the within Warrant Agreement be issued in the name of and delivered to the Registered Holder.](1)


                                  [                                    ]

                              By:
                                  -----------------------------------------
                                        Name:
                                        Title:

                              Address

                              ---------------------------------------------

                              ---------------------------------------------

                              ---------------------------------------------

Dated:
       -----------------------


- - ------------------------------------------------------------
- - ------------------------------------------------------------


(1) To be included only if the Registered Holder is exercising fewer than all of the Warrants evidenced by the within Warrant Agreement.

                                 ASSIGNMENT FORM

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                      DESIRING TO EFFECT A TRANSFER OF THE
                               WITHIN WARRANTS OF

                           NEW IMAGE INDUSTRIES, INC.

The following abbreviations, when used in the Warrant Agreement, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common           UNIF GIFT MIN ACT - ________ Custodian

TEN ENT - as tenants by the entireties   ------------     (Cust) (Minor)
                                                       under the Uniform Gifts
JT TEN  - as joint tenants with right                  to  Minors
          of survivorship and not                      Act ____________________
          as tenants in common                                   (State)

    Additional abbreviations may also be used, though not in the above list.

     FOR VALUE RECEIVED, in accordance with the Warrant Agreement between NEW IMAGE INDUSTRIES, INC. and _____________________________________, dated as of
______________, the Securities Act of 1933, as amended, if applicable, and all applicable state securities laws, the undersigned hereby sells, assigns and transfers unto


                    ----------------------------------------
                                     (Name)

                    ----------------------------------------
                                    (Address)

the right to purchase ____________ Warrant Shares evidenced by the within Warrant Agreement, and does hereby irrevocably constitute and appoint

_____________________________________________________________________________,
attorney to transfer the said right on the books of the Company with full power of substitution.

                              By:
                                  -----------------------------------------
                                   Name:
                                   Title:

                              Address

                              ---------------------------------------------

                              ---------------------------------------------

                              ---------------------------------------------

Dated:
       -----------------------

- - ------------------------------------------------------------

    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Warrant Agreement in every particular, without alteration or enlargement, or a change whatsoever and must be guaranteed by a commercial bank, trust company or by a financial institution of nationally recognized standing in the United States.

                                    EXHIBIT A

                        TERMS OF THE REGISTRATION RIGHTS
                              OF THE WARRANT SHARES

     Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Warrant Agreement (the "Agreement") to which this Exhibit A is attached.

                                        I

     SECTION 1.1 DEFINITIONS. For purposes of this EXHIBIT A, the following terms shall have the following meanings:

     "Demand Registration" means a Demand Registration as defined in Section
2.1.

     "Excess Amount" means the number of Registrable Securities requested by a Holder or Holders to be sold pursuant to Section 2.1 or 2.2 which the managing Underwriter or Underwriters determines exceeds the largest number of Registrable Securities which can successfully be sold in an orderly manner in such offering within a price range acceptable to the Company.

     "Holder" means the Registered Holder (or any Permitted Transferee thereof).

     "Other Holder Notice" means an Other Holder Notice as defined in Section
2.1.

     "Piggy-Back Registration" means a Piggy-Back Registration as defined in
Section 2.2.

     "Registrable Security" means any Warrant Share outstanding until (i) a registration statement covering such has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) under such Act or (iii) it has been otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to the Warrant Agreement and it may be resold without subsequent registration under the Securities Act.

     "Requisite Share Number" means a number of Warrant Shares representing not less than 50% of the total number of Warrant Shares then outstanding.

     "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

     "Transfer" means any direct or indirect transfer, sale, assignment or other disposition of Common Stock.

     "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                       II

     SECTION 2.1         DEMAND REGISTRATION.

     (a) REQUEST FOR REGISTRATION. At any time, any Holder or Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); PROVIDED that the Holder or Holders making the request are together requesting that the Requisite Share Number be registered, and PROVIDED FURTHER that the Company shall not be obligated to effect more than one Demand Registration. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration. Each such request by such other Holders (each, an "Other Holder Notice") shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. With respect to a Demand Registration initiated by the Registered Holder (or Permitted Transferees) as described above, the Company shall include such Demand Registration the Registrable Securities of any other Registered Holder (or Permitted Transferee) requested to be so included and such Holder shall be deemed to be a Holder who initiated a Demand Registration for purposes of this Exhibit A, including, without limitation, Sections 2.1 and 2.3.

     (b) EFFECTIVE REGISTRATION. A registration will not count as a Demand Registration until it has become effective.

     (c) UNDERWRITTEN OFFERING. If the Holder initiating a Demand Registration so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company and such Holder shall jointly select one or more nationally recognized firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering.

     (d)  REQUIRED DELAYS.  Notwithstanding anything contained in this Section
2.1 to the contrary, if any request for Demand Registration is delivered at a time when the Company has determined or is currently planning to file a Registration Statement with respect to an underwritten primary registration of Common Stock on behalf of the Company (so long as a Registration Statement is filed with respect thereto within two months of the Holder's or Holders' request for Demand Registration), the Company may require the Holder or Holders to postpone such request until the sooner of the expiration of the 120-day period following the effective date of such registration or six months from the day of the Holder's or Holders' request for such

Demand Registration; and PROVIDED FURTHER, HOWEVER, that if such request is delivered at a time when such registration would adversely affect a material acquisition or merger to which the Company is a party, the Company may require the Holder to postpone such request for an appropriate period (not to exceed 90 days). In either such event, the Company shall deliver a certificate signed by the President or the Chairman confirming the Company's reasons for postponing the registration.

     SECTION 2.2 PIGGY-BACK REGISTRATION. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders of any class of security of the same class as the Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity (subject to Section 2.1) to register such number of shares of Registrable Securities as each such Holder may request in writing within 5 days of receipt of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back" Registration").
The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Subject to Section 2.3(b), any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw within 20 days of its request for inclusion. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

     SECTION 2.3         REDUCTION OF OFFERING.

     (a) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1 or 2.2 determine that the size of the offering that the Holders, the Company or any other persons intend to make is such that the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then (i) with respect to a Demand Registration, if the size of the offering is the basis of such Underwriter's or Underwriters' determination, the Company shall not include in such registration an amount of Registrable Securities requested to be included in such offering equal to the excess amount, such reduction first to be allocated pro rata among the Holders or other persons who did not initiate the request for a Demand Registration according to the number of Registrable Securities requested for inclusion, with the Holder or Holders or other persons who initiated the request for a Demand Registration entitled to include shares therein to the maximum extent possible provided that if such Holders cannot include all their shares in such offering, the amount of Registrable Securities to be registered shall be reduced pro rata among the initiating

Holders and (ii) in the case of a Piggy-Back Registration, if securities are being offered for the account of other persons as well as the Company, the securities the Company seeks to include shall have priority over securities sought to be included by any other person, (including the Holders) and, with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which tile the amount of such class of securities intended to be offered t)y by such other persons is reduced (it being understood that with respect to the Holders and third parties such reduction may be all of such class of securities).

     (b) If, as a result of the proration provisions of Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); PROVIDED HOWEVER, that a Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which Withdrawl Withdrawal Election was made.

                                       III

     SECTION 3.1 FILINGS, INFORMATION. Whenever any Holder requests that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

     (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective until the earlier of (i) 90 days from the date such registration statement became effective or (ii) the date on which the sale of Registrable Securities has been completed; PROVIDED that, if the Company shall furnish to any Holder making a request pursuant to Section 2.1 a certificate signed by either its Chairman or Chief Executive Officer stating that in his good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2. 1.

     (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, one counsel representing all such Selling Holders, and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to prompt review and approval by the foregoing, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

     (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities in blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; PROVIDED that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

     (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

     (g) The Company will deliver promptly to each Selling Holder of such Registrable Securities and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), (it being understood that the Company is responsible for payment of the reasonable fees and expenses of only one counsel pursuant to clause (viii) of Section 3.2) all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), subject to restrictions imposed by any governmental authority governing access to classified information, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; PROVIDED that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and PROVIDED FURTHER, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information retained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public.
Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     (h) The Company will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (i) The Company will use its best efforts (a) to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities as a National Association of Securities Dealers Automatic Quotation ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC or, to secure NASDAQ authorization for such Registrable Securities, if similar securities issued by the Company are so designated.


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


     (j) The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.l(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

     SECTION 3.2 REGISTRATION EXPENSES. In connection with any Demand Registration pursuant to Section 2.1 hereof as to which no prior registration rights under Section 2.2 hereof were available prior to the initial filing of the registration statement with regard to such Demand Registration which would have resulted in gross proceeds per share to Selling Holders in excess of the Warrant Price per share, the Company shall pay the Registration Expenses, as defined below, but otherwise, the Selling Holders shall pay such Registration Expenses. In the case of any registration statement filed under Section 2.2 hereof as to which prior registration rights under Section 2.2 hereof were available in two or more instances, the Company and the Selling Holders shall pay the Registration Expenses in proportion to the shares of Common Stock of each actually sold, but otherwise the Company shall pay such Registration Expenses.

     The term "Registration Expenses," for purposes of this section, means: (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses, if any, incurred with the listing of the Registrable Securities, (vi) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company, (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for all of the Selling Holders.


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


     The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders.

                                       IV

     SECTION 4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability and any action in respect thereof to which such Selling Holder, its officers, directors and agents, and any such controlling person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or prospectus relating to the Registrable Securities (as amended or supplemented in the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arises out of, or is based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Selling Holder, its officers, directors and agents, and each such controlling person for any legal and other expenses reasonably incurred by that Selling Holder, its officers, directors and agents, or any such controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also agrees to indemnity any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1. The indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability and any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any person for any loss, claim, damage, liability and any action in respect thereof to the extent that it arises from or is based upon written information relating to such person furnished expressly for use in connection with such registration by such person.

     SECTION 4.2 INDEMNIFICATION BY HOLDERS-OF REGISTRABLE SECURITIES. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. In no event, however, shall any indemnity obligation under this Section 4.2 exceed the gross proceeds from the offering received by such Selling Holder.

     SECTION 4.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or
(ii) based upon the written opinion of counsel of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

     SECTION 4.4    CONTRIBUTION.  If the indemnification provided for in this
Article IV is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus bears to the total proceeds from the offering. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

     SECTION 5.1 PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No person may participate in any written registration hereunder unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the team of such underwriting arrangements and these Registration

Rights; PROVIDED that (i) such person will not be required to make any representations or warranties except those which relate solely to themselves and
(ii) the liability of such person to any Underwriter under such underwriting agreement will be limited to liability arising from misstatements in, or omissions from, written information regarding such person for inclusion in the prospectus.

     SECTION 5.2 RULE 144. The Company covenants that it will use its reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar Rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     SECTION 5.3 HOLDBACK AGREEMENTS. To the, extent not inconsistent with applicable law, each Holder of Registrable Securities agrees not to effect any sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of the registration statement filed by the Company (except as part of such registration) if, and to the extent, requested by the managing Underwriters in the case of an underwritten public offering.